Income Taxes	3 Months Ended	12 Months Ended
	Jun. 28, 2013	Mar. 29, 2013
Income Taxes [Abstract]
Income Taxes
Income Taxes

The Company's effective tax rate (ETR) was 31.3% and 47.5% for the first quarters ended June 28, 2013 and June 29, 2012, respectively. The primary drivers of the ETR for the first quarters ended June 28, 2013 and June 29, 2012, respectively, were the change in valuation allowances in non-U.S. jurisdictions and the global mix and amount of income. For the tax impact of discontinued operations, see Note 3.

There were no material changes to uncertain tax positions in the first quarter of fiscal 2014 compared to the fiscal 2013 year-end.

The IRS is examining the Company's federal income tax returns for fiscal years 2008 through 2010. During the first quarter of fiscal 2014, the IRS indicated they need additional time to complete the examination. Therefore, the Company now expects to reach a resolution during fiscal year 2015. In addition, the statute of limitation for these fiscal years is currently expected to close during fiscal year 2015. The significant item subject to examination primarily relates to foreign exchange losses. In addition, the Company may settle certain other tax examinations, have lapses in statutes of limitations, or voluntarily settle income tax positions in negotiated settlements for different amounts than the Company has accrued as uncertain tax positions. The Company may need to accrue and ultimately pay additional amounts for tax positions that previously met a more likely than not standard if such positions are not upheld. Conversely, the Company could settle positions with the tax authorities for amounts lower than those that have been accrued or extinguish a position through payment. It is reasonably possible that during the next twelve months the Company's liability for uncertain tax positions may change by a significant amount. The Company believes the outcomes which are reasonably possible within the next twelve months may result in a reduction in the liability for uncertain tax positions of up to $9 million, excluding interest, penalties, and tax carryforwards.

Income Taxes

The sources of (loss) income from continuing operations, before income taxes, classified between domestic entities and those entities domiciled outside of the United States, are as follows:

	Twelve Months Ended
(Amounts in millions)	March 29, 2013	March 30, 2012	April 1, 2011
Domestic entities	$(71)	$(1,854)	$438
Entities outside the United States	520	(2,633)	389
Total	$449	$(4,487)	$827

The income tax (benefit) expense on (loss) income from continuing operations is comprised of:

	Twelve Months Ended
(Amounts in millions)	March 29, 2013	March 30, 2012	April 1, 2011
Current:
Federal	$(330)	$(84)	$(15)
State	(5)	10	17
Foreign	174	94	96
	(161)	20	98
Deferred:
Federal	90	(143)	84
State	(16)	(22)	7
Foreign	38	49	5
	112	(116)	96
Total income tax expense (benefit)	$(49)	$(96)	$194

The current (benefit) provision for fiscal years 2013, 2012, and 2011, includes interest and penalties of $10 million, $(53) million, and $5 million, respectively, for uncertain tax positions.

The major elements contributing to the difference between the U.S. federal statutory tax rate of 35% and the effective tax rate (ETR) for continuing operations are as follows:

	Twelve Months Ended
	March 29, 2013	March 30, 2012	April 1, 2011
Statutory rate	35.0%	(35.0)%	35.0%
State income tax, net of federal tax	(0.9)	(0.3)	1.2
Change in uncertain tax positions	1.3	0.6	(3.0)
Foreign tax rate differential	(71.5)	(0.8)	(5.7)
Income tax credits	(0.1)	(1.0)	(9.0)
Valuation allowance	82.3	17.9	2.6
Change in entity tax status	(0.4)	(0.7)	—
Loss on sale of securities	(55.2)	—	—
Tax audit settlements	—	(2.5)	—
Goodwill impairment	—	18.7	—
Other items, net	(1.4)	1.0	2.4
Effective tax rate	(10.9)%	(2.1)%	23.5%

In fiscal 2013, the ETR was primarily driven by:

•
The Company executed an internal restructuring whereby a significant operating subsidiary was recapitalized. Certain securities issued pursuant to the recapitalization were subsequently sold to a third party. The sale resulted in the recognition of a capital loss of approximately $640 million, which reduced tax expense and the ETR by $248 million and 55.2%, respectively.

•
A valuation allowance recorded for certain of the Company's German subsidiaries related to net operating losses and other net deferred tax assets. The impact to tax expense and the ETR was an increase of $77 million and 17.2%, respectively.

•
An increase in the valuation allowance determined on a tax jurisdictional basis due to several factors including: (i) a shift in the global mix of income which increased tax expense and the ETR by $27.6 million and 6.1%, respectively (ii) capital gains from the sale of certain other assets which decreased tax expense and the ETR by $11.5 million and 2.6%, respectively and (iii) state capital losses and credits not expected to be fully utilized within the carryforward period which increased tax expense and the ETR by $29.6 million and 6.6%, respectively.

•
Local losses on investment write-downs in Luxembourg (i) increased the valuation allowance and the ETR by $240.5 million and 53.5%, respectively, and (ii) decreased the foreign rate differential and ETR by $240.5 million and by 53.5%, respectively.

For the tax impact of discontinued operations, see Note 3.

The deferred tax assets (liabilities) are as follows:

(Amounts in millions)	March 29, 2013	March 30, 2012
Deferred Tax Assets:
Employee benefits	$558	$705
Tax loss/credit carryforwards	1,110	899
Accrued interest	47	52
State taxes	13	13
Cumulative foreign exchange gain/loss	14	6
Other assets	111	92
Total Deferred Tax Assets	1,853	1,767
Valuation allowance	(1,298)	(951)
Net Deferred Tax Assets	555	816

Deferred Tax Liabilities:
Depreciation and amortization	(322)	(387)
Contract accounting	(53)	(90)
Investment basis differences	(128)	(128)
Other liabilities	(75)	(65)
Total Deferred Tax Liabilities	(578)	(670)

Total Deferred Tax Assets (Liabilities)	$(23)	$146

Income tax related assets are included in the accompanying balance sheet as follows:

•	Prepaid expenses and other current assets include the current portion of deferred tax assets of $24 million and $19 million as of March 29, 2013 and March 30, 2012, respectively.

•
Receivables include income taxes receivable of $239 million and $98 million as of March 29, 2013 and March 30, 2012, respectively, and the current portion of the receivable for uncertain tax positions of $8 million and $0 million as of March 29, 2013 and March 30, 2012, respectively.

•
Other assets include non-current deferred tax assets of $184 million and $272 million as of March 29, 2013 and March 30, 2012, respectively, and non-current income taxes receivable and prepaid taxes of $70 million and $154 million as of March 29, 2013 and March 30, 2012, respectively.

Income tax related liabilities are included in the accompanying balance sheet as follows:

•
Income taxes payable and deferred income taxes consist of the current portion of deferred tax liabilities of $0 million and $46 million as of March 29, 2013 and March 30, 2012, respectively, the current portion of income taxes payable of $41 million and $11 million as of March 29, 2013 and March 30, 2012 respectively.

•
Income tax liabilities and deferred income taxes included in non-current liabilities consist of non-current liability for uncertain tax positions of $270 million and $257 million as of March 29, 2013 and March 30, 2012, respectively, and the non-current portion of deferred tax liabilities of $231 million and $99 million as of March 29, 2013 and March 30, 2012, respectively, the non-current portion of income taxes payable of $0 million and $1 million as of March 29, 2013 and March 30, 2012, respectively.

In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized and adjusts the valuation allowance accordingly. In determining whether the deferred tax assets are realizable, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, taxable income in prior carryback years, projected future taxable income, tax planning strategies and recent financial operations. Valuation allowances are evaluated periodically and will be subject to change in each future reporting period as a result of changes in one or more of these factors. The change in the valuation allowance was $347 million in fiscal year 2013. This change is primarily due to the following:

•	a full valuation allowance recorded in Germany for certain subsidiaries due to expected cumulative losses;

•	a decrease in the valuation allowance in the U.K. related to current year income;

•	an increase in the valuation allowance in Luxembourg due to local losses on investment write-downs; and

•	a valuation allowance recorded against state capital loss carryforwards.

The Company has available foreign net operating loss (NOL) carryforwards of $3,661 million and $3,272 million, federal NOL carryforwards of $5 million and $14 million, and state NOL carryforwards of $782 million and $467 million as of March 29, 2013 and March 30, 2012, respectively. The Company has foreign capital loss carryforwards of $45 million and $0 million as of March 29, 2013 and March 30, 2012, respectively. The Company also has state credit carryforwards of $67 million and $69 million and state capital loss carryforwards of $411 million and $0 million as of March 29, 2013 and March 30, 2012, respectively. The foreign NOL carryforwards as of March 29, 2013 can be carried over indefinitely, except for $122 million which expire at various dates through 2021. The federal NOL carryforwards as of March 29, 2013 expire at various dates through 2032. The state NOL and credit carryforwards as of March 29, 2013 expire at various dates through 2033. The state capital loss carryforwards as of March 29, 2013 expire in 2018.

The Company is currently the beneficiary of tax holiday incentives in India, most of which expired in fiscal year 2011. The remaining tax holiday incentives in India will expire through 2026. As a result of the tax holiday incentives, the Company’s tax expense was reduced by approximately $3 million, $1 million, and $13 million, during fiscal years 2013, 2012, and 2011, respectively. The per share effects were $0.02, $0.01, and $0.08, for fiscal years 2013, 2012, and 2011, respectively.

In general, it is the practice and intention of the Company to reinvest the earnings of its non-U.S. subsidiaries in those operations. As of March 29, 2013, the Company has not made a provision for U.S. income tax or additional foreign withholding taxes with respect to accumulated taxable earnings of foreign subsidiaries where the foreign investment of such earnings is essentially permanent in duration. Generally, such amounts would become subject to U.S. taxation upon the remittance of dividends and under certain other circumstances. The cumulative undistributed positive earnings of the Company's foreign subsidiaries were approximately $2,977 million as of March 29, 2013. It is not practicable to estimate the tax cost of repatriating the cumulative undistributed taxable earnings of these foreign subsidiaries to the United States.

The Company accounts for income tax uncertainties in accordance with ASC 740-10, which prescribes a recognition threshold and measurement criteria for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Benefits from tax positions should be recognized in the financial statements only when it is more likely than not that the tax position will be sustained upon examination by the appropriate taxing authority that would have full knowledge of all relevant information. A tax position that meets the more-likely-than-not recognition threshold is measured at the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Tax positions that previously failed to meet the more-likely-than-not recognition threshold should be recognized in the first subsequent financial reporting period in which that threshold is met. Previously recognized tax positions that no longer meet the more-likely-than-not recognition threshold should be derecognized in the first subsequent financial reporting period in which that threshold is no longer met. ASC 740 also provides guidance on the accounting for and disclosure of liabilities for uncertain tax positions, interest and penalties.

As of March 29, 2013, the Company’s liability for uncertain tax positions was $262 million, including interest of $38 million, penalties of $17 million, and net of tax attributes of $32 million. As of March 30, 2012, the Company’s liability for uncertain tax positions was $257 million, including interest of $31 million, penalties of $15 million, and net of tax attributes of $76 million.

The following table summarizes the activity related to the Company’s uncertain tax positions (excluding interest and penalties and related tax attributes):

	Twelve Months Ended
(Amounts in millions)	March 29, 2013	March 30, 2012	April 1, 2011
Balance at Beginning of Fiscal Year	$287	$426	$442
Gross increases related to prior year tax positions	7	27	22
Gross decreases related to prior year tax positions	(40)	(134)	(41)
Gross increases related to current year tax positions	8	29	14
Settlements and statute of limitation expirations	(18)	(115)	(15)
Current year acquisitions	—	56	—
Foreign exchange and others	(3)	(2)	4
Balance at End of Fiscal Year	$241	$287	$426

The Company’s liability for uncertain tax positions at March 29, 2013, March 30, 2012, and April 1, 2011, includes $148 million, $155 million, and $266 million, respectively, related to amounts that, if recognized, would affect the effective tax rate (excluding related interest and penalties).

The Company recognizes interest accrued related to uncertain tax positions and penalties as a component of income tax expense. During the year ended March 29, 2013, the Company accrued interest expense of $7 million ($5 million net of tax) and accrued penalties of $2 million, and as of March 29, 2013, has recognized a liability for interest of $38 million ($28 million net of tax) and penalties of $17 million. During the year ended March 30, 2012, the Company had a net reduction of interest of $56 million ($36 million net of tax) and had a net reduction of penalties of $14 million, and as of March 30, 2012, recognized a liability for interest of $31 million ($23 million net of tax) and penalties of $15 million. During the year ended April 1, 2011, the Company accrued interest expense of $3 million ($2 million net of tax) and accrued penalties of $2 million, and as of April 1, 2011, recognized a liability for interest of $88 million ($58 million net of tax) and penalties of $29 million.

Tax Examination Status:

The Company is currently under examination in several tax jurisdictions. A summary of the tax years that remain subject to examination in certain of the Company’s major tax jurisdictions are:

Jurisdiction:	Tax Years that Remain Subject to Examination (Fiscal Year Ending):
United States – Federal	2008 and forward
United States – Various States	2001 and forward
Australia	2009 and forward
Canada	2006 and forward
Denmark	2007 and forward
France	2009 and forward
Germany	2006 and forward
India	2007 and forward
United Kingdom	2010 and forward

It is reasonably possible that during the next twelve months the Company's liability for uncertain tax positions may change by a significant amount. The IRS is examining the Company's federal income tax returns for fiscal year 2008 through 2010, and the Company expects to reach a settlement during fiscal year 2014. The significant items subject to examination primarily include foreign income inclusion under subpart F and related foreign tax credits. In addition, the Company may settle certain other tax examinations, have lapses in statutes limitations, or voluntarily settle income tax positions in negotiated settlements for different amounts than the Company has accrued as uncertain tax positions. The Company may need to accrue and ultimately pay additional amounts for tax positions that previously met a more likely than not standard if such positions are not upheld. Conversely, the Company could settle positions with the tax authorities for amounts lower than those that have been accrued or extinguish a position though payment. The Company believes the outcomes which are reasonably possible within the next twelve months may result in a reduction in liability for uncertain tax positions of up to $92 million, excluding interest and penalties.